EXHIBIT 10.39

NEITHER THIS DEBENTURE NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

COPYTELE, INC.

8% Convertible Debenture

Due January __, 2015

$________

         January 25, 2013

COPYTELE, INC., a Delaware corporation (the “Company” or “Maker”), for value received, hereby promises to pay to [NAME OF PURCHASER] or its registered assigns (the “Payee” or “Holder”), at [PURCHASER ADDRESS], upon due presentation and surrender of this 8% Convertible Debenture (this “Debenture”), on or after January 25, 2015 (the “Maturity Date”), the principal amount of ____________________ Dollars ($_________) and accrued interest thereon as hereinafter provided.

This Debenture is one of a series of debentures issued by the Company as of January __, 2013 (the “Issuance Date”) in the aggregate principal amount of up to $5,000,000 (collectively, the “Debentures”).

ARTICLE I

PAYMENT OF PRINCIPAL AND INTEREST; METHOD OF PAYMENT

Section I.1 Payment of Principal and Interest.  Payment of the principal and accrued interest on this Debenture shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.  Interest (computed on the basis of a 360-day year for the number of days elapsed) on the unpaid portion of said principal amount from time to time outstanding shall be paid by the Company at the rate of eight percent (8%) per annum, in like coin and currency, or at the option of the Company, in shares of the Company’s Common Stock (as hereinafter defined) or additional Debentures, upon the same terms and conditions of this Debenture payable to the Payee in quarterly installments on each January 1, April 1, July 1 and October 1 during the term of this Debenture (each, an “Interest Payment Date”), with the first Interest Payment Date hereunder scheduled to be April 1, 2013 and the last Interest Payment Date to be on the Maturity Date. Interest shall accrue from the Issuance Date. Both principal hereof and interest thereon are payable at the Holder’s address above or such other address as the Holder shall designate from time to time by written notice to the Company. The Company will pay or cause to be paid all sums becoming due hereon for principal and interest by check, sent to the Holder’s above address or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, without any requirement for the presentation of this Debenture or making any notation thereon, except that the Holder hereof agrees that payment of the final amount due shall be made only upon surrender of this Debenture to the Company for cancellation.

If the Company elects to pay the interest due on a particular Interest Payment Date in shares of Common Stock, the number of shares issued as payment of the accrued interest shall be equal to the quotient of the aggregate accrued and unpaid interest divided by the Market Price (as defined in Section 5.1 hereof) on the Interest Payment Date.  No fractional shares or scrip representing fractional shares will be issued upon the payment of accrued interest, but a payment in cash will be made, in respect of any fraction of a share which would otherwise be issuable in connection with the payment of accrued interest in shares of Common Stock.

Prior to any sale or other disposition of this instrument, the Holder hereof agrees to endorse hereon the amount of principal paid hereon and the last date to which interest has been paid hereon and to notify the Company of the name and address of the transferee in accordance with the terms of Section 2.2 of this Debenture.

Section I.2 Extension of Payment Date.  If this Debenture or any installment hereof becomes due and payable on a Saturday, Sunday or other day on which banks in the State of New York are authorized to remain closed, the due date hereof shall be extended to the next succeeding full Business Day (as defined in Section 5.1 hereof).

Section I.3 Prepayment.  The Company may prepay the principal amount of this Debenture and any accrued and unpaid interest thereon, in whole or in part, at any time and from time to time without penalty or premium, subject to first offering the Holder the option to convert this Debenture into Common Stock in accordance with Section 2.1, but only if the sales price of the Common Stock on the Principal Market equals or exceeds $0.30 for twenty (20) Trading Days in any thirty (30) Trading Day period ending no more than fifteen (15) days before the Redemption Notice.  The Company must provide written notice (the “Redemption Notice”) to the Holder of its intention to prepay this Debenture and allow the Holder thirty (30) days after receipt of such notice to convert.  All payments on this Debenture shall be applied first to accrued interest hereon, if any, and the balance to the payment of outstanding principal hereof.

ARTICLE II CONVERSION AND OTHER RIGHTS

Section II.1 Conversion into Common Stock at Option of Holder. At any time and from time to time until the Maturity Date, this Debenture is convertible in whole or in part at the Holder’s option into shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), upon surrender of this Debenture, at the office of the Company, accompanied by a written notice of conversion in the form of Attachment II hereto, or otherwise in form reasonably satisfactory to the Company, duly executed by the registered Holder or his, her or its duly authorized attorney.  The aggregate principal amount of this Debenture shall be convertible at any time from the Issuance Date until the Maturity Date into shares of Common Stock at a price per share equal to $0.15 (“Conversion Price”), subject to the adjustments as provided for in Section 2.4.  Interest shall accrue to and include the day prior to the date of conversion and shall be paid by check or in shares of Common Stock, at the option of the Company, on the last day of the month in which conversion rights hereunder are exercised.  In the event this Debenture is converted in part, the Company shall deliver a new Debenture of like tenor in the principal amount equal to the remaining principal balance of this Debenture after giving effect to such partial conversion.

Section II.2   Transfer of Debenture; Conversion Procedure.  This Debenture and all rights hereunder may be sold, transferred or otherwise assigned to any person in accordance with and subject to the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder.  Upon the transfer of this Debenture through the use of the assignment form attached hereto as Attachment I, and in accordance with applicable law or regulation, and the payment by the Holder of funds sufficient to pay any transfer tax, the Company shall issue and register this Debenture in the name of the new Holder.

The Company shall convert this Debenture upon surrender thereof for conversion properly endorsed and accompanied by a properly completed and executed Conversion Notice attached hereto as Attachment II and any documentation deemed necessary by the Company showing the availability of an exemption under applicable state and federal securities laws.  Subject to the terms of this Debenture, upon surrender of this Debenture, the Company shall promptly issue and deliver to and in the name of the Holder of this Debenture, a certificate or certificates for the number of full shares of Common Stock due to such Holder upon the conversion of this Debenture.  No fractional shares or scrip representing fractional shares will be issued upon any conversion, but a payment in cash will be made, in respect of any fraction of a share which would otherwise be issuable upon the surrender of this Debenture for conversion. The person or persons to whom such certificate or certificates are issued by the Company shall be deemed to have become the holder of record of such shares of Common Stock as of the date of the surrender of this Debenture.  Upon conversion, the Holder will be required to execute and deliver any documentation deemed necessary by the Company showing the availability of an exemption under applicable state and federal securities laws.

Section II.3 Covenants.

(a)  Issuance and Shares of Common Stock upon Conversion.  The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, solely for the purpose of issuance upon conversion of this Debenture, such number of shares of Common Stock as shall equal the aggregate number of shares of Common Stock that would be issued under this Debenture if fully converted.  The Company also covenants that all of the shares of Common Stock that shall be issuable upon conversion of this Debenture shall, at the time of delivery, and, subject to Section 2.4(h) hereof, be duly and validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge).

(b) Restrictive Legend.  Each certificate evidencing shares of Common Stock issued to the Holder following the conversion of this Debenture shall bear the following restrictive legend or a similar legend until such time as the transfer of such security is not restricted under the federal securities laws:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF (I)  IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

(c) At any time after the Issuance Date, the Company will not directly or indirectly, enter into, create, incur, assume or suffer to exist any additional indebtedness for borrowed money that by its terms is expressly senior in right of payment to the Company's obligations under the Debentures, unless the Company has obtained the written consent of the holders representing at least two-thirds of the outstanding principal amount of the Debentures.

Section II.4  Adjustment of Conversion Price and Number of Underlying Shares.  The number of shares of Common Stock issuable upon the conversion of this Debenture shall be subject to adjustment from time to time as follows:

(a)  Adjustment for Stock Splits and Combinations.  If the Company shall at any time after the Issuance Date (i) subdivide the outstanding Common Stock, (B) combine the outstanding Common Stock into a smaller number of shares, or (C) declare a dividend or otherwise distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, cash, or assets (including distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock, then, in each case, the number of shares of Common Stock issuable upon the conversion of this Debenture shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if this Debenture had been converted immediately prior to such time, the Holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, subdivision, combination, or distribution.

(b) Change in Conversion Shares upon Consolidations and Mergers in Which the Company Is Not the Surviving Company and upon Certain Sales, Leases, and Conveyances.  In case of any consolidation with or merger of the Company with or into another corporation or other entity (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation or entity of the property and assets of any nature of the Company as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as “Reorganizations”), there shall thereafter be deliverable upon conversion of this Debenture (in lieu of the number of shares of Common Stock theretofore deliverable) the kind and amount of shares of stock or other securities or property receivable upon such Reorganization by a holder of the number of shares of Common Stock equal to the number of shares of Common Stock issuable upon the conversion of this Debenture for which this Debenture might have been converted immediately prior to such Reorganization. The Company shall not effect any such Reorganization unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or other property as the Holder shall be entitled to upon a conversion of this Debenture in accordance with the foregoing provisions.

(c) Change in Shares upon Certain Reclassifications, Consolidations, and Mergers.  In case of any reclassification or change of the Common Stock (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination of the outstanding shares of Common Stock, but including any change of the shares of Common Stock into two or more classes or series of shares), or in case of any consolidation or merger of another corporation or entity into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination of the outstanding shares of Common Stock, but including any change of the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon conversion of this Debenture solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock equal to the number of shares of Common Stock for which this Debenture might have been converted immediately prior to such reclassification, change, consolidation, or merger.

(d) Other Events.  If any event occurs of the type contemplated by the provisions of this Section 2.4 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Debenture; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 2.

(e) No Impairment.  The Company will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company.

(f)  Record Date.  If the Company takes a record of the holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, or in any rights, options or warrants to subscribe for or to purchase Common Stock (such rights or options or warrants being herein called “Options”) or in any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called “Convertible Securities”) or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(g)  Subsequent Equity Sales.

(i)

If, at any time while this Debenture is outstanding, the Company issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, “Common Stock Equivalents”) at an effective net price to the Company per share of Common Stock (the “Effective Price”) less than the Conversion Price (as adjusted hereunder to such date), then the Conversion Price shall be reduced to equal the Effective Price.  For purposes of this paragraph, in connection with any issuance of any Common Stock Equivalents, (A) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the “Deemed Number”) shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (B) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock (net of any discounts, fees, commissions and other expenses), divided by the Deemed Number, and (C) no further adjustment shall be made to the Conversion Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents.

(ii)

If, at any time while this Debenture is outstanding, the Company issues Common Stock Equivalents with an Effective Price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a “Floating Price Security”), then for purposes of applying the preceding paragraph in connection with any subsequent conversion, the Effective Price will be determined separately on each Conversion Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Stock on such Conversion Date (regardless of whether any such holder actually acquires any shares on such date).

(iii)

Notwithstanding the foregoing, no adjustment will be made under this Section 2.4(g) in respect of:

(A) shares of Common Stock issuable upon exercise of rights, options or warrants outstanding on the date hereof;

(B) shares of Common Stock issued (or issuable upon exercise of rights, options or warrants outstanding from time to time) granted or issued to officers, directors or employees of, or consultants to, the Company pursuant to a stock grant, stock option grant, stock option plan or other similar plan, in each case as approved by the Company’s Board of Directors;

(C) shares of Common Stock issued in connection with a strategic alliance, acquisition or others transaction, where the primary purpose of such transaction is not to raise equity capital;

(D) shares of Common Stock issued (or issuable upon exercise of rights, options or warrants outstanding from time to time) for bona fide services; or

(E) shares of Common Stock issued or issuable as a result of any stock split, combination, dividend, distribution, reclassification, exchange or substitution.

(h)  Actions to Maintain Conversion Price Above Par Value.  Before taking any action which would cause an adjustment in the Conversion Price such that, upon conversion of this Debenture, shares of Common Stock with par value, if any, would be deemed to be issued below the then par value of the Common Stock, the Company will take any corporate action which may, in the opinion of its counsel, be reasonably necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at the Conversion Price as so adjusted.

(i)  Certificate of Adjustment.  In any case of an adjustment of the number of shares of Common Stock or other securities issuable upon conversion of this Debenture, the chief financial officer or the president of the Company shall compute such adjustment in accordance with the provisions hereof and prepare and sign a certificate showing such adjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder of this Debenture at the Holder’s address as shown in the Company’s books.  The certificate shall set forth such adjustment, showing in detail the facts upon which such adjustment is based, including a statement of the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon conversion of this Debenture.

(j) Notices of Record Date. In the event of (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, (ii) any reclassification or recapitalization of Common Stock outstanding involving a change in Common Stock or (iii) any consolidation, merger, sale of all or substantially all of the Company’s assets to another Person (as defined in Section 5.1 hereof) and any transaction which is effected in such a way that holders of more than fifty percent (50%) of the shares of Common Stock then outstanding are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets of another Person with respect to or in exchange for Common Stock (being herein called a “Change of Control”) or voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder of this Debenture, not less than ten (10) days and not more than sixty (60) days prior to the date on which the books of the Company shall close, the record date specified therein or the effective date thereof as the case may be, a notice specifying (A) the material terms and conditions of the proposed action, (B) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (C) the date on which any such Change of Control, dissolution, liquidation or winding up is expected to become effective, and (D) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Change of Control, dissolution, liquidation or winding up.

(k) Notices.  Any notice required by the provisions of this Section 2.4 shall be in writing and shall be deemed given upon delivery if delivered personally or by a recognized commercial courier with receipt acknowledged, or upon the expiration of seventy-two (72) hours after the same has been deposited in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder at its address appearing on the books of the Company.

(l) Closing of Books.  The Company will at no time close its transfer books against the transfer of any shares of Common Stock issued or issuable upon the conversion of this Debenture in any manner which interferes with the timely conversion of this Debenture into shares of Common Stock.

Section II.5  Maximum Conversion.  The Company shall not effect any conversions of this Debenture and the Holder shall not have the right to convert any portion of this Debenture or to the extent that after giving effect to such conversion, the Holder, together with any affiliate thereof, would beneficially own (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.99% (the "Maximum Percentage") of the number of shares of Common Stock outstanding immediately after giving effect to such conversion.  Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.99% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of this Debenture is convertible shall be the responsibility and obligation of the Holder.  If the Holder has delivered a Conversion Notice for a principal amount of this Debenture that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with Section 2.2 and, any principal amount tendered for conversion in excess of the permitted amount hereunder shall remain outstanding under this Debenture. By written notice to the Company, the Holder may (but only as to itself and not to any other holder) from time to time increase the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company. Upon request of the Company, the holder shall promptly advise the Company as to the number of shares of Common stock then owned by the holder. Upon request of the Company, the Holder shall promptly advise the Company as to the number of shares of Common stock then owned by the Holder.

ARTICLE III EVENTS OF DEFAULT

Section III.1 Default.  If one or more of the following described events (each of which being an “Event of Default” hereunder) shall occur and shall be continuing:

(a) the Company shall default in the payment of any principal on this Debenture when and as the same shall become due and payable;

(b) the Company shall default in the payment of interest on this Debenture within five (5) Business Days of written notice to the Company that such amount is due and payable;

(c) any of the representations, covenants, or warranties made by the Company herein shall have been incorrect when made in any material respect;

(d)  the Company shall breach, fail to perform, or fail to observe in any material respect any material covenant, term, provision, condition, agreement or obligation of the Company under this Debenture, and such breach or failure to perform shall not be cured within thirty (30) days after written notice to the Company; or

(e)  bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, the Company shall by any action or answer approve of, consent to or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding or such proceedings shall not be dismissed within ninety (90) calendar days thereafter.

then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) or cured as provided herein, the Holder may consider the entire principal amount of this Debenture (and all interest through such date) immediately due and payable in cash, without presentment, demand protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any Debenture or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder’s rights and remedies provided herein or any other rights or remedies afforded by law.

ARTICLE IV

REGISTRATION RIGHTS

Section IV.1 Registration Rights.

(a) The Company shall use its reasonable best efforts to prepare and file with the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-1 or other applicable form under the Securities Act (the “Registration Statement”) covering the resale the Registrable Securities (as defined in Section 5.1) by the Holder (and the other subscribers) as promptly as possible, and in any event within 90 days after the Issuance Date (the Filing Date”).  Notwithstanding anything in this Agreement to the contrary, the Company may, by written notice to the Holder, delay the filing of a Registration Statement  or any amendment thereto, if in the good faith determination of the Board of Directors, the filing of any registration statement would adversely affect a material proposed or pending acquisition, merger or other material corporate event to which the Company is or expects to be a party.

(b) If a Registration Statement covering the resale the Registrable Securities is not filed on or prior to its Filing Date (any such failure or breach being referred to as an “Filing Default”), then on the date of the Filing Default and on each monthly anniversary thereof (if the Filing Default shall not have been cured by such date) until the Filing Default is cured, the Company shall pay to each holder of Debentures an amount in cash, as liquidated damages (“Liquidated Damages”) and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such holder pursuant to the Subscription Agreement for such Debentures then held by such holder.  The parties agree that the Company shall not be liable for Liquidated Damages with respect to any Warrants or Warrant Shares. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event

Section IV.2  Obligations of the Company.  In connection with the registration of the Registrable Securities as contemplated by Section 4.1, the Company shall:

(a)  prepare a Registration Statement and file it with the Commission,  and thereafter use its reasonable best efforts to cause the Registration Statement to become effective as soon as possible after the filing thereof, but in any event within 180 days after the Issuance Date, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(b)  use its reasonable best efforts to prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement Act until the Registrable Securities can be sold under Rule 144(k) or such earlier date when all Registrable Securities covered by such Registration Statement have been sold publicly; provided, however, the Company shall not be required to keep the Registration Statement effective for a period of more than three years from the Issuance Date;

(c)  furnish to the Holder such number of copies of a prospectus, including a preliminary prospectus and all amendments and supplements thereto, and such other documents, as the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holder;

(d)  use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions reasonably requested by the Holder, (ii) prepare and file in those jurisdictions all required amendments (including post-effective amendments) and supplements, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times the Registration Statement is in effect, and (iv) take all other actions necessary or advisable to enable the disposition of such securities in all such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Article IV;

(e)  use its reasonable best efforts to prepare a supplement or amendment to the Registration Statement to correct any untrue material statement or omission, and deliver a number of copies of such supplement or amendment to the Holder as he, she or it may reasonably request;

(f)  promptly notify the Holder (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement, and make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible time;

(g)  provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement; and

(h)  cooperate with the Holder to enable such certificates to be in such denominations or amounts, as the case may be, and registered in such names as the managing underwriter or underwriters, if any, or the Holder may reasonably request in order for the Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold pursuant to the Registration Statement.

Section IV.3 Obligations of the Holder.

(a)  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article IV with respect to the Holder that the Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents and agreements in connection with such registration as the Company may reasonably request.  At least five (5) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Holder of the information the Company requires from the Holder (the “Requested Information”) if the Holder elects to have any of its Registrable Securities included in the Registration Statement. If within three (3) Business Days of the filing date the Company has not received the Requested Information from the Holder, then the Company may file the Registration Statement without including Registrable Securities of the Holder.

(b)  The Holder, by its, his or her acceptance of the Registrable Securities, agrees to cooperate with the Company in connection with the preparation and filing of any Registration Statement hereunder.

(c) In the event of an underwritten offering, the Holder agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and to take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless the Holder has decided not to participate.

(d) The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.2(e), the Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until its, his or her receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.2(e).  In addition, the Company may restrict disposition of Registrable Securities and the Holder will not be able to dispose of such Registrable Securities, if the Company shall have delivered a certificate to the Holder signed by an officer of the Company stating that in the good faith judgment of the Board of Directors of the Company a delay in the disposition of such Registrable Securities is necessary because the Company has determined that such sales would require public disclosure by the Company of material nonpublic information that is not included in such registration statement.

Section IV.4  Expenses of Registration.  In connection with any and all registrations pursuant to Article IV, all expenses other than underwriting discounts and commissions incurred in connection with registration, filings or qualifications, including, without limitation, all registration, listing, filing and qualification fees, printing and accounting fees and costs, the fees and disbursements of counsel for the Company shall be borne by the Company.

Section IV.5  Indemnification.  In the event any Registrable Securities are included in a Registration Statement under this Debenture:

(a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder (in such capacity) and its members, managers, directors, officers and/or agents, any underwriter (as defined in the Securities Act) for the Holder, and each person, if any, who controls any such underwriter within the meaning of Section 15 of the Securities Act (each, an “Indemnified Party”), against any losses, claims, damages, expenses, liabilities (joint or several) (collectively, “Claims”) to which any of them may become subject under of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each, a “Violation”); (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented if the Company files any amendment thereof or supplement thereto with the Commission), or the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  Subject to the restrictions set forth in Section 4.5(d) with respect to the number of legal counsel, the Company shall promptly reimburse the Holder, and each such other person entitled to indemnification under this Section 4.5, as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim, whether or not such Claim, investigation or proceeding is brought or initiated by the Company or a third party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 4.5(a) shall not (i) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the Holder expressly for use in connection with the preparation of the Registration Statement, any prospectus or any such amendment thereof or supplement thereto or any failure of the Holder to deliver a prospectus as required by the Securities Act; or (ii) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder and shall survive the transfer of the Registrable Securities by the Holder as provided herein.

(b)  In connection with any Registration Statement in which the Holder is participating in such capacity, the Holder agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 4.5(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter (each, also an “Indemnified Party”), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in connection with such Registration Statement; and the Holder shall promptly reimburse an Indemnified Party, as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by the Indemnified Party in connection with investigating or defending any such Claim, whether or not such Claim, investigation or proceeding is brought or initiated by the Indemnified Party or a third party; provided, however, that the indemnity agreement contained in this Section 4.5(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld.

(c)  The Company shall be entitled to receive indemnification from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in the distribution to the same extent as provided above, with respect to information about such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

(d)  Promptly after receipt by an Indemnified Party under this Section 4.5 of notice of the commencement of any action (including any governmental action), such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 4.5, deliver to an indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party;  provided, however, that an Indemnified Party shall have the right to retain its, his or her own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for such party, representation of such party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such party and any other party represented by such counsel in such proceeding.  The Company shall pay for only one legal counsel for the Holder and any Indemnified Party related thereto; such legal counsel shall be selected by the Holder or such other Indemnified Party subject to the Company’s approval which shall not be unreasonably withheld.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to another under this Section 4.5, except to the extent that such failure to notify results in the forfeiture by the indemnifying party of substantive rights or defenses.  The indemnification required by this Section 4.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense as such expense, loss, damage or liability is incurred and is due and payable.

Section IV.6  Contribution.  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which, he, she or it would otherwise be liable under Section 4.5 to the fullest extent permitted by law;  provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under Section 4.5, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning used in the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

ARTICLE V

DEFINITIONS

Section V.1 Definitions.  In addition to those terms already defined herein, the following terms as used in this Debenture shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person.  For purposes of this definition, “controlling” (including with its correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to any Person shall mean the possession, directly or indirectly, of the power (a) to vote or direct the vote of ten percent (10%) or more of the securities having ordinary voting power for the election of directors of such Company or (b) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of securities, by contract of otherwise.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

“Market Price”  means, as to any security, the average of the closing prices of such security’s sales on all domestic securities markets on which such security may at the time be listed averaged over a period of ten (10) trading days in which the stock traded immediately preceding the day as of which “Market Price” is being determined.  If at any time such security is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board or other domestic over-the-counter market, the “Market Price” shall be the fair value thereof as determined in good faith by a majority of the Company’s Board of Directors (determined without giving effect to any discount for minority interest, any restrictions on transferability or any lack of liquidity of the Common Stock or to the fact that the Company has no class of equity registered under the Securities Act), such fair value to be determined by reference to the price that would be paid between a fully informed buyer and seller under no compulsion to buy or sell.

“Person” means an individual, partnership, corporation, trust, unincorporated organization, joint venture, government or agency, political subdivision thereof, or any other entity of any kind.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Debenture, is the OTC Bulletin Board.

“Registrable Securities” means (i) the shares of Common Stock issuable upon conversion of this Debenture, and (ii) any securities issued or issuable with respect to Common Stock by way of a stock dividend or stock split or in connection with a combination or reorganization or otherwise.

“Trading Day” means any day on which the Common Stock is listed or quoted and traded on its Principal Trading Market.

ARTICLE VI

MISCELLANEOUS

Section VI.1 Rights Cumulative.  The rights, powers and remedies given to the Holder under this Debenture shall be in addition to all rights, powers and remedies given to him, her or it by virtue of any document or instrument executed in connection therewith, or any statute or rule of law.

Section VI.2  No Waivers.  Any forbearance, failure or delay by the Payee in exercising any right, power or remedy under this Debenture, any documents or instruments executed in connection therewith or otherwise available to the Holder shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

Section VI.3  Amendments in Writing.  Except as otherwise provided herein, the provisions of the Debentures (including this Debenture) may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holder of this Debenture.

Section VI.4  Governing Law.  This Debenture and the rights and obligations of the parties hereto, shall be governed, construed and interpreted according to the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

Section VI.5  Successors.  The term “Payee” and “Holder” as used herein shall be deemed to include the Payee and its successors, endorsees and assigns.

Section VI.6  Stamp or Transfer Tax.  The Company will pay any documentary stamp or transfer taxes attributable to the initial issuance of the Common Stock issuable upon the conversion of this Debenture;  provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for the Common Stock in a name other than that of the Holder in respect of which such Common Stock is issued, and in such case the Company shall not be required to issue or deliver any certificate for the Common Stock until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s satisfaction that such tax has been paid.

Section VI.7  Mutilated, Lost, Stolen or Destroyed Debenture.  In case this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Debenture, or in lieu of and substitution for the Debenture, mutilated, lost, stolen or destroyed, a new Debenture of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and an indemnity, if requested, also reasonably satisfactory to it.

Section VI.8 No Rights as Stockholder. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends (except as provided in Article II of this Debenture) or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or of any other matter, or any rights whatsoever as stockholders of the Company.

IN WITNESS WHEREOF, CopyTele, Inc. has caused this Debenture to be duly executed and delivered as of the date first above written.

COPYTELE, INC.

By:

Name:

Title:

ATTACHMENT I

Assignment

For value received, the undersigned hereby assigns to _____________, $___________ principal amount of 8% Convertible Debenture due 2015 evidenced hereby and hereby irrevocably appoints __________________ attorney to transfer the Debenture on the books of the within named corporation with full power of substitution in the premises.

Dated:

In the presence of:

Print Name

Signature

ATTACHMENT II

CONVERSION NOTICE

TO:  COPYTELE, INC.

The undersigned holder of this Debenture hereby irrevocably exercises the option to convert $________ principal amount of such Debenture (which may be less than the stated principal amount thereof) into shares of Common Stock of CopyTele, Inc., in accordance with the terms of such Debenture, and directs that the shares of Common Stock issuable and deliverable upon such conversion, together with a check (if applicable) in payment for any fractional shares as provided in such Debenture, be issued and delivered to the undersigned unless a different name has been indicated below.  If shares of Common Stock are to be issued in the name of a person other than the undersigned holder of such Debenture, the undersigned will pay all transfer taxes payable with respect thereto.

Address of Holder

Print Name of Holder

Signature of Holder

Principal amount of Debenture to be converted $________

If shares are to be issued otherwise then to the holder:

Address of Transferee

Print Name of Transferee

Social Security or Employer Identification Number of Transferee

Issuance Date of Debenture:  January __, 2013

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